UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INMUNE BIO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INMUNE BIO, INC.

1200 Prospect Street, Suite 525 La Jolla, CA 92037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 30, 2020

10:00 A.M. EASTERN TIME

TO THE STOCKHOLDERS OF INMUNE BIO, INC.:

The annual meeting of stockholders (the “Meeting”) of INmune Bio, Inc. (which we refer to as “INmune” or the “Company”) will be a completely virtual meeting of stockholders.

To participate, vote, or submit questions 15 minutes before and during the Meeting via live webcast, please visit
www.virtualshareholdermeeting.com/INMB2020.

There will not be a physical location for the Meeting.

At the Meeting, the holders of the Company’s outstanding capital stock will act on the following matters:

1.	To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

These matters are more fully described in the proxy statement accompanying this notice.

Only holders of the Company’s common stock of record at the close of business on August 3, 2020, are entitled to notice of and to vote at the Meeting. A proxy statement containing important information about the meeting and the matters being voted upon appears on the following pages.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to stockholders for the year ended December 31, 2019 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at https://www.inmunebio.com/index.php/en/investors/filings

If you have any questions or need assistance voting your shares of our common stock, please contact the Company at (858) 964 3720.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Moss
David Moss
Secretary

La Jolla, California

August 21, 2020

PLEASE NOTE: The Meeting will be held to tabulate the votes cast and to report the results of voting on the items described above. No other business matters are planned for the meeting.

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QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of the Company, may have about the Meeting, the proposals being considered at the Meeting, as applicable, and brief answers to those questions. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	These proxy materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the Meeting.

Q:	When and where is the Meeting?

A:	This year’s Meeting will be a completely virtual meeting of stockholders. It will be help via live webcast at www.virtualshareholdermeeting.com/INMB2020. on September 30, 2020, starting at 10:00 a.m., Eastern Time.

Q:	How may I attend and participate in the Meeting?

A:

We will be hosting the Meeting live via the internet. There will not be a physical location for Meeting.

Our Board annually considers the appropriate format of our annual meeting. Our virtual annual meeting allows stockholders to submit questions and comments before and during the meeting. After the Meeting, we will spend up to 15 minutes answering stockholder questions.

Our virtual format allows stockholders from around the world to participate and ask questions and for us to give thoughtful responses.

Any stockholder can listen to and participate in the Meeting live via the internet at www.virtualshareholdermeeting.com/INMB2020. Stockholders may begin submitting written questions through the internet portal at 9:30 a.m. (Eastern time) on September 30, 2020, and the webcast of the annual meeting will begin at 10:00 a.m. (Eastern time) that day.

Stockholders may also vote while connected to the Meeting on the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com//INMB2020.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions.

Q:	Who is entitled to vote at the Meeting?

A:	Only stockholders who our records show owned shares of our common stock as of the close of business on August 3, 2020 which is the record date for the Meeting (the “Record Date”), may vote at the Meeting. You will have one vote for each share of the Company’s common stock that you owned as of the Record Date. On the Record Date, we had 13,447,948 shares of common stock outstanding.

Q:	How are votes counted?

A:	Each share of our common stock entitles its holder to one vote per share.

Q:	What am I being asked to vote on?

A:	You will be voting on the following proposals.

●	A proposal to elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

●	A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Q:	How does the Company’s Board of Directors recommend that I vote on the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement?

A:	Our Board of Directors recommends that you vote “FOR” the election of each of the nominees for director and “FOR” each of the other proposals set forth in the Notice of Annual meeting of Stockholders and the Proxy Statement.

Q:	Do I have dissenters’ rights if I vote against the proposals?

A:	There are no dissenters’ rights available to the Company’s stockholders with respect to any matter to be voted on at the Meeting.

Q:	What do I need to do now?

A:	We encourage you to read this entire proxy statement, and the documents we refer to in this proxy statement Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:	What quorum is required for the Meeting?

A:	A quorum will exist at the Meeting if the holders of record of 33 1/3 percent of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists.

Q:	Who will tabulate the votes?

A:	The Company has designated a representative of Broadridge Financial Solutions as the Inspector of Election who will tabulate the votes.

Q:	What vote is required in order for the proposals to be approved?

A:	The following table sets forth the required vote for each proposal:

	Proposal	Required Vote	Page Number (for more details)

1.	Election of 7 directors.	Plurality of votes cast	8

2.	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020	Majority of the votes cast	9

Q:	What are broker non-votes?

A:	Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

Q:	How do I vote my shares if I am a record holder?

A:	If you are a record holder of shares (that is, the shares are registered with our transfer agent in your name and not the name of your broker or other nominee), you are urged to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Registered stockholders may vote in person at the Meeting, or by sending a personal representative to the Meeting with an appropriate proxy, or by one of the following methods:

●	By Internet. www.proxyvote.com;

●	By Telephone. 1-800-690-6903

●	By Mail. If you received our proxy materials in the mail, you can complete, sign and date the included proxy card and return the proxy card in the prepaid envelope provided;

●	During the Annual Meeting. Instructions on how to vote while participating in our annual meeting live via the internet are posted at www.virtualshareholdermeeting.com/INMB2020. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m., Eastern Time, on the day before the meeting date. For more information, please see “The Meeting—How to Vote Your Shares” below.

Q:	How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

A:	If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

Q:	If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

A:	For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares of the Company’s common stock. Without instructions, a broker non-vote will result, and your shares will not be voted, on all “non-routine” matters.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person, referred to as a “proxy,” to vote shares of stock. The written document describing the matters to be considered and voted on at the Meeting is called a “proxy statement.” Our Board of Directors has designated Raymond J. Tesi, our Chief Executive Officer and David Moss, our Chief Financial Officer, and each of them, with full power of substitution, as proxies for the Meeting.

Q:	If a stockholder gives a proxy, how are the shares voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on properly-executed returned proxies, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

Q:	What happens if I do not vote or return a proxy?

A:	A quorum will exist at the Meeting only if the holders of record of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Meeting are present in person or by proxy. Your failure to vote on the proposals, by failing to either submit a proxy or attend the Meeting if you are a stockholder of record, may result in the failure of a quorum to exist at the Meeting.

Q:	What happens if I abstain?

A:	If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

Q:	Can I revoke my proxy or change my vote?

A:	You may change your vote at any time prior to the vote at the Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), (ii) advise our Secretary at our principal executive offices (1200 Prospect Street, Suite 525, La Jolla, CA 92037) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Meeting) or (iv) participating in the Meeting live via the internet and voting again. If you hold shares in “street name,” you should refer to the instructions you received from your broker, bank or other nominee. Attendance in and of itself at the Meeting will not revoke a proxy. For shares you hold beneficially but not of record, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by participating in the Meeting live via the internet and voting again.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive to ensure that all of your shares are counted.

Q:	What is “householding”?

A:	We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding” for stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials. In some instances, only one copy of the proxy materials is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. This procedure reduces our printing costs and postage fees.

We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call us at (858) 964 3720, or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you have received only one copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the telephone number or writing to us at the address listed above.

Q:	Where can I find the voting results of the Meeting?

A:	The Company intends to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Meeting. All reports the Company files with the SEC are publicly available when filed

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:	You may contact our transfer agent, VStock Transfer, LLC at (212) 828-8436, or by email at info@vstocktransfer.com, if you have lost your stock certificate. You may email VStock Transfer, LLC at info@vstocktransfer.com if you need to change your mailing address

Q:	Who can help answer my additional questions about the proposals or the other matters discussed in this proxy statement?

A:	If you have questions about the proposals or other matters discussed in this proxy statement, you may contact the Company by mail at INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

THE MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board of Directors for use at the Meeting of stockholders to be held on September 30, 2020, or continuation thereof. We began distributing this Proxy Statement, Annual Meeting notice and proxy card, or a notice of internet availability of proxy materials on or about August 21, 2020.

Date, Time and Place

The Meeting of the Company’s stockholders will be held via live webcast at www.virtualshareholdermeeting.com/INMB2020 on September 30, 2020, starting at 10:00 a.m., Eastern Time.

Matters to be Considered

The purpose of the Meeting is for stockholders of the Company to consider and vote on the following proposals.

Proposal No. 1 The Election of Directors	To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Record Date; Shares Outstanding and Entitled to Vote

The close of business on August 3, 2020, has been fixed as the Record Date for determining those Company stockholders entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date for the Meeting, there were 13,447,948 shares of the Company’s common stock, held by 36 holders of record. Each share of the Company’s common stock entitles its holder to one vote at the Meeting on all matters properly presented at the Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist at the Meeting if shares of 33 1/3percent of the capital stock issued and outstanding and entitled to vote thereat, are represented in person or represented by proxy. Shares of the Company’s common stock that are voted to abstain are treated as shares that are represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes do not count for voting purposes, but are considered “present” at the meeting for purposes of determining whether a quorum exists.

Vote Required

Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy.

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome Failure of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote in person by ballot at the Meeting will have no effect on the outcome of the votes for such items, although such failure may contribute to a quorum not being present at such meeting. Broker non-votes will have no effect on the outcome of the votes for all proposals except for the ratification of the appointment of our independent registered public accounting firm, for which we do not expect any broker non-votes.

Recommendations of our Board of Directors

The Board of Directors also recommends that you vote “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Common Stock Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers held an aggregate of approximately 45% of the shares of the Company’s common stock entitled to vote at the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy via the Internet, by telephone or by mail, or they may vote by participating in the Meeting and voting live via the internet .

●	Submitting a Proxy via the Internet: You may vote by proxy via the Internet by following the instructions provided in the notice.

●	Submitting a Proxy by Telephone: If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

●	Submitting a Proxy by Mail: If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

●

Participating in the Meeting: If you are a stockholder of record, you may participate in the Meeting live via the internet and vote via the internet. You will need the control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully.

How to Change Your Vote

If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Meeting by:

●	sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to INmune Bio, Inc., 1200 Prospect Street, Suite 525,La Jolla, CA 92037, Attention: Secretary;

●	submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Meeting; or

●	participating in the Meeting live via the internet and voting again.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:

●	submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

●	participating in the Meeting live via the internet and voting, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “—How to Vote Your Shares” above for information regarding certain voting deadlines.

Counting Your Vote

All properly executed proxies delivered and not properly revoked will be voted at the Meeting as specified in such proxies. If you provide specific voting instructions, your shares of the Company’s common stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the election of each of the nominees for director and “FOR” the proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Proxies solicited may be voted only at the Meeting and any postponement of the Meeting and will not be used for any other meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Seven directors are to be elected at the Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors and Officers.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Raymond J. Tesi, MD	64	President and CEO, Director	September 2015
J. Kelly Ganjei	46	Director	September 2016
Tim Schroeder	62	Director	December 2016
David Szymkowski, PhD	56	Director	August 2018
Scott Juda, JD	49	Director	March 2018
Edgardo Baracchini, PhD	60	Director	August 2019
Marcia Allen	69	Director	November 2019

Required Stockholder Vote and Recommendation of Our Board of Directors

The directors shall be elected by the vote of a plurality of the shares represented in person or by proxy. Broker non-votes and failures of record holders to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote via the internet at the Meeting will have no effect on the outcome of the vote on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” EACH OF THE NOMINEES IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Board of Directors has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year 2020 and has further directed that the selection of Marcum LLP be submitted to a vote of the Company’s stockholders at the Meeting for ratification.

As described below, the stockholder vote is not binding on the Board of Directors. If the appointment of Marcum LLP is not ratified, the Board of Directors will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Marcum LLP is ratified, the Board of Directors may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders.

Representatives of Marcum LLP are not expected to attend the Meeting.

Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered for the years ended December 31, 2019 and 2018, are set forth in the table below:

Fee Category	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Audit fees (1)
GBH CPAs PC	$-	$67,460
Marcum LLP	126,850	39,297
Audit-related fees (2)	-	11,900
Tax fees	17,201	-
All other fees (4)	-	-
Total fees	$144,051	$118,657

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements. Includes professional services performed for filing of the Company’s registration statement on Form S-1 and for the Company’s equity offerings.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for all other services.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee.

Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with Marcum LLP maintaining its independence.

Required Stockholder Vote and Recommendation of Our Board of Directors

Approval of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THIS PROPOSAL NO. 2.

AUDIT COMMITTEE REPORT

The Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2019, which were audited by Marcum LLP, our independent registered public accounting firm. The Board of Directors discussed with Marcum LLP the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 1301 (Communication with Audit Committee). The Board of Directors received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Board of Directors concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Board of Directors also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2019 were compatible with maintaining Marcum LLP’s independence.

The Board of Directors has selected Marcum LLP as our independent auditor for 2020.

Respectfully submitted by the Audit Committee,

Messrs. Schroeder, Juda and Allen

DIRECTORS, OFFICERS AND KEY EMPLOYEES

Set forth below are the Company’s Directors, and Executive Officers and key employees as of December 31, 2019, together with an overview of their professional experience and expertise.

Name	Age	Position(s) Held	Director Since

Raymond J. Tesi, MD	64	President and CEO, and Director	2015
David J. Moss	49	Chief Financial Officer, Treasurer and Secretary	N/A
Mark Lowdell, PhD	57	Chief Scientific Officer	N/A
J. Kelly Ganjei	46	Director	2016
Tim Schroeder	62	Director	2016
David Szymkowski, PhD	56	Director	2018
Scott Juda, JD	49	Director	2018
Edgardo Baracchini, PhD	60	Director	2019
Marcia Allen	69	Director	2019

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected. Officers are elected annually and serve at the discretion of the Board of Directors.

Raymond J. Tesi, M.D. has been the Company’s President, Chief Executive Officer and a member of the board of directors of the Company since the formation of the Company in September 2015. From November 2011 until May 2015, Dr. Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc., a development stage biotech formed to develop XPro1595 for the treatment of neurodegenerative disease and other inflammatory diseases. From November 2010 to October 2011, Dr. Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech in Bergamo, Italy focused on products to treat patients with hematologic malignancy. From June 2007 to September 2010, Dr. Tesi was founder, CEO and President of Coronado Biosciences. Dr. Tesi received his MD degree from Washington University School of Medicine in 1982. Dr. Tesi has been a licensed physician since 1982 and Fellow of the American College of Surgery since 1991. Dr. Tesi’s significant experience with our licensed technology and his experience as a transplant surgeon, entrepreneur, investor and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

David J. Moss, M.B.A. is a co-founder and has been the Chief Financial Officer since the Company’s formation in September 2015. He also serves as secretary and treasurer and from September 15, 2015 until April 2018, Mr. Moss was also a member of the Company’s board of directors. Mr. Moss is a director of CareSpan International, Inc. and served as a director and audit committee chair of Xiangtai Food Co from Aug 2019 to Aug 2020 and was a director of Pegasi Energy Resources Corporation from May 2007 to January 2014 and was a founding investor in Reliant Service Group LLC which sold in 2015 to a leading private equity firm. From 1996 until 2001 he served as Managing Partner at a Seattle based venture capital firm, The Phoenix Partners. From November 2010 until October 2011, Mr. Moss was the Chief Executive Officer, sole director and a majority shareholder of Tamandare Explorations Inc. a private specialty pharmaceutical company. In October 2011 Tamandare Explorations engaged in a merger transaction pursuant to with Tonix Pharmaceuticals Holding Corp., which at the time had its common stock listed on the OTC Bulletin Board and is currently listed on Nasdaq Capital Market. In connection with the merger transaction Mr. Moss resigned as Tamandare Explorations Chief Executive Officer and a member of its board of directors. From 2001 until the formation of INmune Bio in 2015, Mr. Moss has invested in healthcare technology companies. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.

Mark Lowdell, Ph.D. was a member of the board of directors of the Company from its formation in September 2015 until July 2018 and has been the Company’s Chief Scientific Officer since October 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London where he has led a translational immunotherapy group and cGMP cell manufacturing facility since 1994. Since February 2009, Prof. Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist. Prof. Lowdell’s education and significant academic and clinical experience with cellular therapies were instrumental in his selection as Chief Scientific Officer.

Timothy Schroeder has been one of the Company’s directors since December 2016. Timothy Schroeder, CEO and Founder of CTI Clinical Trial & Consulting Services (“CTI”), has over 35 years of clinical, academic, and industry experience in global drug and device development programs. CTI, founded in 1999, is a multi-national research firm with associates in North America, Europe, Latin America and Asia-Pacific. The firm has supported more than 100 drug and device approvals, and currently works on behalf of approximately 120 global pharmaceutical and biotechnology companies. Prior to founding CTI, Mr. Schroeder held numerous faculty positions with the University of Cincinnati College of Medicine. He was also the founding Executive Vice President of Clinical Development at SangStat Medical Corporation, which went public in 1995. Mr. Schroeder is currently a board member for over a dozen corporate and non-profit organizations, including Xavier University, which he attended. Mr. Schroeder was named as an EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016. Mr. Schroder has significant clinical trial and drug development experience which is why he was selected as a member of the board of directors.

David Szymkowski, Ph.D has been one of the Company’s directors since August 2018. Dr. Szymkowski leads the immunology group as Vice President of Cell Biology at Xencor, Inc.  Xencor (NASDAQ:XNCR) is a clinical-stage biopharmaceutical company developing engineered monoclonal and bispecific antibodies for the treatment of autoimmune diseases and cancer. Prior to joining Xencor in 2002, Dr. Szymkowski was a principal scientist in the respiratory group at Roche Bioscience in Palo Alto, CA. Previously, he was a virology program leader at Roche Pharmaceuticals in the U.K. With 27 years of big pharma and biotech R&D experience at Roche and at Xencor, Dr. Szymkowski has been instrumental in ten IND submissions, coauthored over forty papers and reviews, is an inventor on numerous patents (including XPro1595), and speaks frequently on the development of antibody therapeutics and other biologics. Dr. Szymkowski has contributed to the advancement of numerous drugs into clinical trials for lupus, asthma, allergy, and hematological and solid tumors. He received his B.A. at Johns Hopkins University and his Ph.D. in molecular and cell biology from Penn State, and completed a postdoc at the Imperial Cancer Research Fund (U.K.). Dr. Szymkowski serves on the board as the Xencor representative pursuant to a voting agreement with other shareholders of the Company, and has significant experience in pharmaceutical business development which is why he was selected as a member of the board of directors.

J. Kelly Ganjei, has been one of the Company’s directors since September 2016. Mr. Ganjei is currently serving as the Chief Executive Officer and Chairman of the Board of Cognate BioServices, a CDMO focused on the cell and gene therapy fields. Mr. Ganjei has over 20 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development, ranging from the virtual start-up, to mid-cap restart, through the exponential growth phase, and into a public exit. Prior to joining Cognate, Mr. Ganjei was the principal at an SBA venture capital firm where he was brought on to support deal flow into and out of the fund, with a specific focus on regenerative medicine, immunotherapy and cell therapy investments within the portfolio. While in this role, he helped the venture capital firm exit the SBA program and was the key driver of several other strategic deals for various portfolio companies. Previously, Mr. Ganjei was the CEO and Co-founder of Remegenix, Inc. Prior to Remegenix, Inc., was a Vice President of Business Development at TissueGene, Inc., where he helped close several tranches of TissueGene’s Series A and B funding and was responsible for developing the global informatics infrastructure for the company and its affiliates. Prior to TissueGene, Inc., Mr. Ganjei served as a Product Marketing Manager for LabVantage where he was the key technical sales and marketing lead for LabVantage’s life science software product offering globally and was responsible for the design of all life science product initiatives. Mr. Ganjei has published numerous scientific, peer-reviewed papers and has been an invited guest speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995 and began his career at NIH in May of the same year. Mr. Ganjei has significant biotechnology start-up experience as well as significant drug development and manufacturing knowledge which is why he was selected as a member of the board.

Scott Juda, has been one of the Company’s directors since March 2018. He is the Manager and Co-Founder of Fossick Capital, a technology focused hedge fund. From 2012 to 2016, Scott was the Chief Executive Officer and Co-Founder of The Juda Group, Inc., a division of CCM, an institutional capital markets focused broker-dealer. Scott was at SMH Capital from 2002 until 2011, serving as a Managing Director in the Investment Banking Group as well Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Scott practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor’s degree from the University of Southern California and his juris doctor from the University of Pepperdine School of Law. Mr. Juda is a member of the State Bar of California.

Edgardo (Ed) Baracchini, PhD, MBA, has been one of the Company’s directors since August 2019. He is also current a member of the board of directors of 4D Pharma PLC. Currently, Dr. Baracchini is the Chief Business Officer at Imago Biosciences and previously was providing biotech consulting services since September 2018, He was chief business officer of Xencor, Inc., biopharmaceutical company focused on autominnue diseases, asthma and cancer, from 2010 to 2018. From 2002 to 2009, Dr. Baracchini was associated with Metabasis Therapeutics, initially as vice president of business development, and later as SVP of business development. He holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements. Dr. Baracchini has personally, negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $5.3 billion, and has significant experience in alliance management, strategic planning, and IR/PR. Additionally, Dr. Baracchini has been a key member of executive teams that have raised over $850 million in private and public financing, and that have successfully completed two IPOs. He received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B.S. in microbiology from the University of Notre Dame.

Marcia Allen has been one of the Company’s directors since November 2019. Since 2008, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Since 2003, Ms. Allen has served as the chairperson of the Audit Committee and as an independent director of Ark Restaurants Corp. (NASDAQ), an owner and operator of 20 restaurants and bars, 21 fast food concepts, and catering operations primarily in New York City; Florida; Washington, DC; and Las Vegas, NV. For the past twenty years she has been devoted to venture capital and corporate finance representing both investors and companies, primarily in the small to mid-cap arena. Her focus has been on building asset value through acquisition and internal growth funded by institutional investment groups. In this capacity, Ms. Allen was a Managing Director of Elite Capital, Inc., a Southern California Venture Capital Firm. She has also served as principal at Allen/Brenner, Inc., an Orange County based money and cash management firm. Ms. Allen was responsible for building its portfolio under management to approximately $1.0 billion at which time she divested the client base to a major Wall Street investment banking firm. During these years Ms. Allen was a founder and served as CFO and Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE). She has more than 25 years with mergers and acquisitions, corporate finance and CFO and CEO experience. Ms. Allen was a Chief Financial Officer and Corporate Development Officer for W.R. Grace & Co. (NYSE) and was part of the founding group of Ruby Tuesday, Inc., (NYSE) a national restaurant chain. She relocated to join Taco Bell, Inc. as the Company’s Chief Financial Officer where she structured and facilitated the acquisition of Taco Bell, Inc. by PepsiCo, Inc. Her expertise in the corporate world comes from both the operational sector and investment arena, which gives her unique insight and advantage. Ms. Allen received a Bachelors, Finance and Accounting from Haslam College of Business at the University of Tennessee in finance and accounting. She has been a speaker for Strategic Research Institute, Inc. magazine, the National Restaurant Association, the California Restaurant Association, the American Institute of Certified Public Accountants and the Los Angeles Venture Association (LAVA). She is active in numerous civic and political organizations and since 2003 has sat on the Board of Directors of Ark Restaurants Corp (NASDAQ:ARKR).

CORPORATE GOVERNANCE

The Company is committed to maintaining strong corporate governance practices that benefit the long-term interests of our Shareholders by providing for effective oversight and management of the Company. The Company’s governance policies, including its Insider Trading Policy, Code of Ethics, and Committee Charters can be found on the Company’s website at http://www.inmunebio.com/.

The Nominating and Corporate Governance Committee regularly reviews the Company’s corporate governance policies, Code of Ethics, and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

The Board has granted Mark Lowdell and David Moss rights to observe board meetings as long as they each own at least 750,000 shares of the Company’s common stock.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officers and principal financial officer, principal accounting officer or controller, or persons performing similar functions and also to other employees. The Company’s Code of Ethics can be found on our website at www.inmunebio.com.

Involvement in Certain Legal Proceedings

Except as disclosed in the bios above, the Company’s Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

Our Board of Directors has established three standing committees: an audit committee, a nominating and corporate governance committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual stockholders’ meeting. The charter of each committee is available on our website at www.inmunebio.com.

Audit Committee

The Audit Committee, among other things, is responsible for:

●	Appointing, approving the compensation of, overseeing the work of, and assessing the independence, qualifications, and performance of the independent auditor;

●	reviewing the internal audit function, including its independence, plans, and budget;

●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;

●	reviewing our internal controls with the independent auditor, the internal auditor, and management;

●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;

●	overseeing our financial compliance system; and

●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the NASDAQ Stock Market. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that each member of the Audit Committee is financially literate, and that all members meet the qualifications of an Audit Committee financial expert. The Audit Committee consists of Tim Schroeder, Scott Juda and Marcia Allen. Scott Juda is the chairman of the Audit Committee. During 2019, the Audit Committee met 4 times.

Compensation Committee

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of shareholders. The duties and responsibilities of the Compensation Committee under its charter include:

●	Annually reviewing and setting compensation of executive officers;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

●	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

●	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

●	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

●	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors; and

●	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. The Compensation Committee consists of Scott Juda, Tim Schroeder, Kelly Ganjei and Edgardo Baracchini. Tim Schroeder is the chairman of the Compensation Committee. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the NASDAQ Stock Market. During 2019, the Compensation Committee met 3 times.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;

●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;

●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;

●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;

●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Policies and Committee Charters;

●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;

●	overseeing the Company’s compliance program, including the Code of Conduct; and

●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Tim Schroeder, Marcia Allen and Kelly Ganjei. Kelly Ganjei is the chairman of the Nominating and Corporate Governance Committee. During 2019, the Nominating and Corporate Governance Committee met 3 times.

Board of Director Meetings and Attendance

Our Board of Directors met in person and telephonically 5 times during  2019 and also approved Board resolutions or acted by unanimous written consent 6 times. Each of the then-members of our Board of Directors was present at 75% or more of the meetings of the Board and committees held in 2019.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for the Company’s fiscal years ended December 31, 2019 and 2018 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and the Company’s other most highly compensated executive officers as of December 31, 2019. In this Proxy Statement, we refer to such officers as the Company’s “Named Executive Officers.”

Summary Compensation Table

				Option and Stock		All Other
		Salary	Bonus	Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($) (1) (2)		($)	($)
Raymond J. Tesi	2019	247,500	-	895,159(	3)	-	1,142,659
CEO/President/CMO	2018	120,000	-	2,557,847(	4)	-	2,677,847
David J. Moss	2019	247,500	-	895,159(	5)	-	1,142,659
CFO	2018	120,000	-	2,557,847(	6)	-	2,677,847
Mark Lowdell,	2019	-	-	614,521(	7)	142,810	757,331
CSO	2018	-	-	2,557,847(	8)	72,000	2,629,847

(1)	The amounts shown in the “Option and Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the Named Executive Officer during 2019 and 2018. ASC 718 fair value amount as of the grant date for stock options generally is spread over the number of months of service required for the grant to vest.

(2)	The fair value of each stock option award is estimated as of the date of grant using the Black-Scholes valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock option awards is included in Note 7 to Consolidated Financial Statements.

(3)	On November 25, 2019 Mr. Tesi received a grant of an option to purchase up to 300,000 shares of Common Stock at an exercise price of $3.91 per share.

(4)	On January 1, 2018 Mr. Tesi received a grant of an option to purchase up to 400,000 shares of Common Stock at an exercise price of $7.80 per share.

(5)	On November 25, 2019 Mr. Moss received a grant of an option to purchase up to 300,000 shares of Common Stock at an exercise price of $3.91 per share.

(6)	On January 1, 2018 Mr. Moss received a grant of an option to purchase up to 400,000 shares of Common Stock at an exercise price of $7.80 per share.

(7)	On November 25, 2019 Mr. Lowdell received a grant of an option to purchase up to 180,000 shares of Common Stock at an exercise price of $3.91 per share.

(8)	On January 1, 2018 Mr. Lowdell received a grant of an option to purchase up to 400,000 shares of Common Stock at an exercise price of $7.80 per share.

Employment Agreements

The Company and David Moss have entered into an employment agreement, dated January 1, 2018, pursuant to which Mr. Moss is serving as our Chief Financial Officer. Pursuant to the employment agreement, Mr. Moss is paid a salary of $120,000 per annum provided that if the Company raises gross proceeds of at least $5,000,000 from an offering then his salary shall increase to $250,000 per annum and if the Company receives gross proceeds of at least $12,000,000 then Mr. Moss’ salary will increase to $350,000. Pursuant to the employment agreement if Mr. Moss is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him a lump sum payment equal to one times the period of time Mr. Moss worked for the Company without compensation. This period began on September 1, 2015 and runs until the first compensation received under an employment agreement with the Company after completion of the public offering. Beginning on November 1, 2019, Mr. Moss’s salary was increased from $20,833 per month to $25,000 per month.

The Company and Raymond Tesi, MD, have entered into an employment agreement, dated January 1, 2018, pursuant to which Dr. Tesi is serving as the Company’s Chief Executive Officer and President. Pursuant to the employment agreement, Dr. Tesi is paid a salary of $120,000 per annum provided that the Company raises gross proceeds of at least $5,000,000 from an offering then his salary shall increase to $250,000 per annum and if the Company receives gross proceeds of at least $12,000,000 then Dr. Tesi’s salary will increase to $350,000. Pursuant to the employment agreement if Dr. Tesi is terminated without cause, or if he terminates his employment for good reason, (as those terms are defined in the employment agreement) the Company will be required to pay him a lump sum payment equal to one times the period of time Dr. Tesi worked for the Company without compensation. This period began on September 1, 2015 and runs until the first compensation received under an employment agreement with the Company after completion of the public offering. Beginning on November 1, 2019, Dr. Tesi’s salary was increased from $20,833 per month to $25,000 per month.

Consulting Agreement

The Company and Mark Lowdell, PhD, have entered into a consulting agreement, dated January 1, 2018, pursuant to which Dr. Lowdell is serving as our Chief Scientific Officer. Dr. Lowdell was paid fees of $142,810 during 2019.

GRANT OF PLAN-BASED AWARDS

Equity Compensation Plan Information

Adoption of INmune Bio, Inc. 2019 Stock Incentive Plan

On September 12, 2019, the shareholders of INmune Bio, Inc. approved the INmune Bio, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). The purpose of the 2019 Plan is to promote the interests of the Company and its stockholders by providing (i) officers and employees, (ii) advisors, and (iii) non-employee directors with appropriate incentives and rewards.

The 2019 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The 2019 Plan also provides for the granting of performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of awards under the 2019 Plan.

The 2019 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 2,000,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization.

The common stock subject to the 2019 Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the 2019 Plan is forfeited, expires or is canceled or settled without issuance of common stock it shall not count against the maximum number of shares that may be issued under the 2019 Plan.

The Board has broad discretion in making grants under the 2019 Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the 2019 Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board may terminate or amend the 2019 Plan at any time, except for certain actions that may not be taken without stockholder approval. The 2019 Plan is scheduled to terminate in 2029.

Adoption of INmune Bio, Inc. 2017 Stock Incentive Plan

On November 15, 2017, the Board approved the INmune Bio, Inc. 2017 Stock Incentive Plan (the “2017 Plan”). The purpose of the 2017 Plan is to promote the interests of the Company and its stockholders by providing (i) officers and employees, (ii) advisors, and (iii) non-employee directors with appropriate incentives and rewards.

The 2017 Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The 2017 Plan also provides for the granting of performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant or vesting of awards under the 2017 Plan.

The 2017 Plan provides for the grant of stock awards to employees, directors and consultants of the Company and its affiliates covering an aggregate of 1,700,000 shares of common stock, subject to adjustments in the event of certain changes to the Company’s capitalization.

The common stock subject to the 2017 Plan may be unissued shares or reacquired shares, including shares purchased on the open market. If a stock award granted under the 2017 Plan is forfeited, expires or is canceled or settled without issuance of common stock it shall not count against the maximum number of shares that may be issued under the 2017 Plan.

The Board has broad discretion in making grants under the 2017 Plan and may make grants subject to such terms and conditions as determined by the Board or a duly appointed committee thereof. Grants under the 2017 Plan will be subject to the terms and conditions set forth in the document making the award, including, without limitation any applicable purchase price and provisions pursuant to which the grant may be forfeited.

The Board may terminate or amend the 2017 Plan at any time, except for certain actions that may not be taken without stockholder approval. The 2017 Plan is scheduled to terminate in, 2027.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the total outstanding equity awards as of December 31, 2019, for each Named Executive Officer:

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the total outstanding equity awards as of December 31, 2019, for each Named Executive Officer:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Raymond J. Tesi	1/01/2018	400,000	-	-	7.80	12/31/2027	-	-
	11/25/2019	8,333	291,667	-	3.91	11/25/2029	-	-
David J. Moss	1/01/2018	400,000	-	-	7.80	12/31/2027	-	-
	11/25/2019	8,333	291,667	-	3.91	11/25/2029	-	-
Mark Lowdell	1/01/2018	400,000	-	-	7.80	12/31/2027	-	-
	11/25/2019	5,000	175,000	-	3.91	11/25/2029	-	-

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the year ended December 31, 2019, who are not one of our Named Executive Officers:

Name	Year	Fees Earned or Paid in Cash	Stock Awards	Option Awards (a)	All Other Compensation		Total

Tim Schroeder	2019	$3,000	$-	$322,257		$-	$325,257
J. Kelly Ganjei	2019	$1,500	$-	$322,257	$		$323,757
Edgardo Baracchini	2019	$3,000	$-	$322,257		$-	$325,257
Scott Juda	2019	$3,000	$-	$322,257		$-	$325,257
Marcia Allen	2019	$3,000	$-	$322,257		$-	$325,257
David Szymkowski	2019	$-	$-	$-		$-	$-

(a)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

During 2019, Mr. Schroeder was granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $3.91 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Corporation and Mr. Schroeder. The Options were granted from the Company’s 2019 Stock Incentive Plan.

During 2019, Mr. Ganjei was granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $3.91 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Corporation and Mr. Ganjei. The Options were granted from the Company’s 2019 Stock Incentive Plan.

During 2019, Dr. Baracchini was granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $3.91 per share, of which 36,000 options vest on the first anniversary of the grant date and the remaining 72,000 stock options vest monthly thereafter over the following twenty-four months until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Corporation and Dr. Baracchini. The options were granted from the Company’s 2019 Stock Incentive Plan.

During 2019, Mr. Juda was granted options to purchase 108,000 shares of our common stock at an exercise price of $3.91 per share, of which 3,000 options a month vest until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Corporation and Mr. Juda. The options were granted from our 2019 Stock Incentive Plan.

During 2019, Mrs. Allen was granted options to purchase 108,000 shares of the Company’s common stock at an exercise price of $3.91 per share, of which 36,000 options vest on the first anniversary of the grant date and the remaining 72,000 stock options vest monthly thereafter over the following twenty-four months until the 108,000 options have vested subject to the conditions set forth in the option agreement between the Corporation and Mrs. Allen. The options were granted from the Company’s 2019 Stock Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of the transactions and series of similar transactions, since January 1, 2018, that the Company was a participant or will be a participant, in which:

●	transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of the Company’s directors, executive officers, holders of more than 5% of our capital stock (which are referred to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

UCL

At December 31, 2019 and 2018, the Company owed UCL Consultants Limited (“UCL”) $9,379 and $9,020, respectively, in connection with medical research performed on behalf of the Company. During the years ending December 31, 2019 and 2018, the Company paid UCL $349,071 and $238,100, respectively, for medical research performed on behalf of the Company. UCL is a wholly owned subsidiary of the University of London. The Company’s Chief Scientific and Manufacturing Officer is a professor at the University of London.

CTI

At December 31, 2019 and 2018, the Company owed CTI $280,723 and $261,525, respectively, for medical research performed on behalf of the Company. During the years ending December 31, 2019 and 2018, the Company paid CTI $1,071,126 and $448,282, respectively, for medical research performed on behalf of the Company. In addition, during May 2019, the Company entered into a sublease agreement with CTI for office space. During the year ended December 31, 2019, the Company paid CTI $49,305 pursuant to its sublease agreement with CTI.

Advent Bioservices

At December, 31, 2019 and 2018, the Company owed Advent Bioservices, Ltd. (“Advent Bioservices”) $0 and $0, respectively, in connection with medical research performed on behalf of the Company. During the years ending December, 2019 and 2018, the Company paid Advent Bioservices $0 and $298,230, respectively, for medical research performed on behalf of the Company. Advent Bioservices is owned by a significant shareholder of the Company.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit Committee and/or the full Board of Directors, with advice from outside counsel. In its review, the Audit Committee and/or Board is provided with full disclosure of the parties involved in the transaction and considers the relationships amongst the parties and members of our Board of Directors and executive officers.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF INMUNE BIO, INC.

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of August 12, 2020 for:

●	each of the Company’s current directors and executive officers;

●	all of the Company’s current directors and executive officers as a group; and

●	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

Except as indicated by the footnotes below, the Company believes, based on information furnished to it, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The Company’s calculation of the percentage of beneficial ownership is based on 13,447,948 shares of common stock outstanding as of August 12, 2020. The Company has determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under Rule 13d-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person or persons, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person or persons (and only such person or persons) by reason of these acquisition rights.

Name and Address(1)	Common Stock Owned	Number of Shares Exercisable Within 60 Days		Percentage of Common Stock

Executive Officers and Directors
Raymond J. Tesi	1,540,933	483,330(	1)(2)	15.05%
David J. Moss	1,223,417	483,330(	1)(3)	12.69%
Mark Lowdell	1,506,251	450,000(	1)(4)	14.55%
Tim Schroeder	166,667	120,000(	5)	2.13%
J. Kelly Ganjei	-	120,000(	6)	* %
David Szymkowski	1,585,000	90,000(	7)	12.46%
Scott Juda, JD	27,500	120,000(	8)	* %
Edgardo Baracchini	-
Marcia Allen	-
Officers and Directors as a group (9 individuals)	6,049,768	1,866,660		58.87%

Beneficial owners of more than 5%
Xencor Inc.	1,585,000	90,000(	9)	11.79%
Linda Powers	710,000	-(	10)	5.28%

*	Less than 1%.

1	Except as otherwise indicated, the address of each beneficial owner is INmune Bio Inc., 1200 Prospect Street, Suite 525, La Jolla, CA 92037.

2	Consists of (i) 1,540,933 shares of common stock, and (ii) 483,330 shares that may be acquired pursuant to the exercise of stock options within 60 days after August 12, 2020.

3	Consists of (i) 1,223,417 shares of common stock, and (ii) 483,330 shares that may be acquired pursuant to the exercise of stock options within 60 days after August 12, 2020.

4	Consists of (i) 1,506,251 shares of common stock, and (ii) 450,000 shares that may be acquired pursuant to the exercise of stock options within 60 days of after August 12, 2020.

5	The shares of the Company’s common stock are held by CTI Holdings, a company of which Mr. Schroeder is the majority shareholder. Consists of (i) 166,667 shares of common stock, and (ii) 120,000 shares that may be acquired pursuant to the exercise of stock options within 60 days after August 12, 2020.

6	Consists of 120,000 shares that may be acquired pursuant to the exercise of stock options within 60 days after August 12, 2020.

7	The shares of the Company’s common stock and stock options are held by Xencor, Inc. Consists of (i) 1,585,000 shares of common stock held by Xencor, Inc., and (ii) 90,000 shares that may be acquired by Xencor pursuant to the exercise of stock options within 60 days after August 12, 2020.

8	Consists of (i) 27,500 shares of common stock and (ii) 120,000 shares that may be acquired pursuant to the exercise of stock options within 60 days after August 12, 2020.

9	David Szymkowski of Xencor, Inc. has voting and investment control of the shares of common stock and investment control of the stock options held by Xencor Inc. 111 W Lemon Avenue, Monrovia, CA 91016.

10

Linda Powers holds 10,000 shares of the Company’s common stock. Also, Linda Powers has voting and investment control of Toucan Capital Fund III (4800 Montgomery Lane, Suite 801, Bethesda, MD 20814) which holds 700,000 shares of the Company’s common stock.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (212) 984-1096 or send a written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary. If you wish to receive a separate copy of the proxy materials, and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

The Company’s bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of the annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2021 must have been received by the Company no later than December 18, 2020. If the date of the 2021 annual meeting is moved by more than 30 days before or after the anniversary date of the Meeting, then the deadline for inclusion of a stockholder proposal in our proxy materials for the 2020 annual meeting is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Exchange Act.

Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the 2021 annual meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

A copy of the full text of the Company’s Bylaws may be obtained upon written request to INmune Bio, 1200 Prospect Street, Suite 525, La Jolla, CA 92037, Attention: Secretary.

OTHER MATTERS

The Board of Directors knows of no other matter before the Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

The Company’s 2019 Annual Report, which includes financial statements, is available, together with this proxy statement, at http://www.inmunebio.com/index.php/en/investors-2/filings. The Annual Report does not form any part of the material for the solicitations of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Moss
David Moss
Secretary

A list of stockholders will be available for inspection by stockholders of record during business hours at the Company’s corporate headquarters at 1200 Prospect Street, Suite 525, La Jolla, CA 92037, for ten business days prior to the Meeting and will also be available for review at the Meeting.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 29, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/INMB2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 29, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D22840-P43326

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INMUNE BIO INC

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Edgardo Baracchini, PhD
02) J. Kelly Ganjei
03) Scott Juda, JD
04) Tim Schroeder
05) David Szymkowski, PhD
06) Raymond J. Tesi, MD
07) Marcia Allen

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D22841-P43326

INMUNE BIO INC
Annual Meeting of Stockholders
September 30, 2020, 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Raymond J. Tesi and David Moss, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INMUNE BIO INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/INMB2020 on September 30, 2020 starting at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side